UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report:  February 25, 2014

(Date of earliest event reported)

eGAIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35314	77-0466366
(State or other jurisdiction	(Commission	(I.R.S. employer
of incorporation)	File Number)	Identification Number)

1252 Borregas Avenue, Sunnyvale, California 94089
(Address of principal executive offices, including zip code)

(408) 636-4500
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 20, 2014, eGain Corporation (the “Company”) approved bonuses for fiscal year 2013 pursuant to the Company’s non-equity incentive plan for the Company’s Chief Financial Officer, Eric Smit, and Senior Vice President of Products and Engineering, Promod Narang, at 100% of the fiscal year 2013 targets for each officer.  Mr. Smit’s payment amount is $30,000 and Mr. Promod’s payment amount is $50,000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 25, 2014	eGAIN CORPORATION

	By:	/s/ Eric N. Smit
Eric N. Smit Chief Financial Officer (Duly Authorized Officer and Principal Financial and Accounting Officer)